UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 29, 2001

                  Date of Earliest Event Reported: May 24, 2001


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                 VIRGINIA                               54-1387365
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

Item 5. Other Events and Regulation FD Disclosure.

On May 24, 2001, Dollar Tree Stores, Inc. held its Annual Meeting of Shareholders and issued a press release following the meeting. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Item 7:  Financial Statements and Exhibits.

         (c) Exhibits

Exhibit #         Description

99.1              Dollar Tree Stores, Inc.'s press release issued May 24, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: May 29, 2001

                                    DOLLAR TREE STORES, INC.


                                    By:     /s/ Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer

Exhibit 99.1

                      DOLLAR TREE STORES, INC. HOSTS ANNUAL
                              SHAREHOLDERS MEETING

CHESAPEAKE, Virginia - May 24, 2001 -- Dollar Tree Stores, Inc. (Nasdaq: DLTR), the nation's largest $1.00 discount variety store chain, held its Annual Meeting of Shareholders today at the Norfolk Waterside Marriott in Norfolk, Virginia.

In official business, the shareholders re-elected H. Ray Compton, John F. Megrue and Alan L. Wurtzel to serve on the Board of Directors.

Macon Brock, President and CEO, reviewed Dollar Tree's performance in 2000 and provided an outlook for 2001. In discussing sales for the second quarter of 2001, Brock stated that previous guidance was that comparable store sales could be down as much as 10%, but added, "we are tracking somewhat better than that at this time." He also added that sales at comparable stores continue to be down compared with last year due to the economic slowdown.

Dollar Tree Stores, Inc. is the nation's leading $1.00 discount variety store chain. As of May 22, 2001, Dollar Tree operates 1,806 stores in 36 states, with distribution centers in Virginia, Mississippi, Illinois, California, Georgia and Pennsylvania. Dollar Tree expects to add approximately 250 net new stores in 2001.


A WARNING ABOUT FORWARD-LOOKING STATEMENTS: This press release contains "forward-looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995 regarding our comparable store sales for the second quarter of 2001 and our projected net new stores for 2001. These forward-looking statements are subject to numerous risks and uncertainties which may affect us including: the difficulties in adding and operating larger stores, with which we have less experience; economic and weather conditions; the difficulties in managing our aggressive growth plans; the uncertainties associated with opening stores on a timely basis; possible difficulties in meeting our sales and other expansion goals and anticipated comparable store net sales; inflation, competition and other adverse economic factors; and the capacity and performance of our distribution system and our ability to expand its capacity in time to support our net sales growth. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" sections in our Annual Report on Form 10-K filed March 30, 2001. Also, carefully review "Risk Factors" in our most recent prospectuses filed November 15, 2000 and August 3, 2000. In light of these risks and uncertainties, the future events, developments or results described by our forward-looking statements in this document could turn out to be materially different from those we discuss or imply.

CONTACT: Dollar Tree Stores, Inc., Chesapeake, VA
         Eric Coble or Erica Robb, 757/321-5000
         www.DollarTree.com